AMENDMENT
                              DATED AUGUST 25, 2010
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                     BETWEEN
                                 RYDEX ETF TRUST
                          AND RYDEX DISTRIBUTORS, INC.,
                              DATED AUGUST 1, 2010,
                                   AS AMENDED

                                    EXHIBIT A

FUND                                                     SYMBOL
----                                                     ------
Rydex S&P Equal Weight ETF                                 RSP
Rydex Russell Top 50(R) ETF                                XLG
Rydex S&P 500 Pure Growth ETF                              RPG
Rydex S&P 500 Pure Value ETF                               RPV
Rydex S&P MidCap 400 Pure Growth ETF                       RFG
Rydex S&P MidCap 400 Pure Value ETF                        RFV
Rydex S&P SmallCap 600 Pure Growth ETF                     RZG
Rydex S&P SmallCap 600 Pure Value ETF                      RZV
Rydex S&P Equal Weight Consumer Discretionary ETF          RCD
Rydex S&P Equal Weight Consumer Staples ETF                RHS
Rydex S&P Equal Weight Energy ETF                          RYE
Rydex S&P Equal Weight Financials ETF                      RYF
Rydex S&P Equal Weight Health Care ETF                     RYH
Rydex S&P Equal Weight Industrials ETF                     RGI
Rydex S&P Equal Weight Materials ETF                       RTM
Rydex S&P Equal Weight Technology ETF                      RYT
Rydex S&P Equal Weight Utilities ETF                       RYU
Rydex 2x S&P 500 ETF                                       RSU
Rydex Inverse S&P 500 ETF                                   --
Rydex Inverse 2x S&P 500 ETF                               RSW
Rydex Inverse S&P MidCap 400 ETF                            --
Rydex Inverse 2x S&P MidCap 400 ETF                        RMS
Rydex 2x S&P SmallCap 600 ETF                               --
Rydex Inverse S&P SmallCap 600 ETF                          --
Rydex Inverse 2x S&P SmallCap 600 ETF                       --
Rydex 2x NASDAQ 100 ETF                                     --
Rydex Inverse NASDAQ 100 ETF                                --
Rydex Inverse 2x NASDAQ 100 ETF                             --
Rydex Inverse Russell 2000(R) ETF                           --
Rydex Inverse 2x Russell 2000(R) ETF                       RRZ
Rydex 2x NASDAQ Biotech ETF                                 --
Rydex Inverse NASDAQ Biotech ETF                            --
Rydex Inverse 2x NASDAQ Biotech ETF                         --
Rydex 2x Russell 1000(R) ETF                                --
Rydex Inverse Russell 1000(R) ETF                           --
Rydex Inverse 2x Russell 1000(R) ETF                        --
Rydex Inverse 2x MSCI EAFE ETF                              --
Rydex Inverse 2x MSCI Emerging Markets ETF                  --
Rydex Inverse 2x MSCI Japan ETF                             --
Rydex Inverse 2x MSCI Taiwan ETF                            --
Rydex Inverse 2x MSCI Hong Kong ETF                         --
Rydex Inverse 2x MSCI Brazil ETF                            --
Rydex Inverse 2x S&P Europe 350 ETF                         --
Rydex Inverse 2x S&P/TOPIX 150 ETF                          --
Rydex Inverse 2x FTSE/Xinhua China 25 ETF                   --
Rydex Inverse 2x Lehman 7-10 Year Treasury ETF              --

Rydex Inverse 2x Lehman 20+ Year Treasury ETF               --
Rydex Inverse 2x Lehman Aggregate Bond ETF                  --
Rydex Inverse 2x LB U.S. Corporate High-Yield ETF           --
RYDEX RUSSELL 1000(R) EQUAL WEIGHT ETF                      --
RYDEX RUSSELL 2000(R) EQUAL WEIGHT ETF                      --
RYDEX RUSSELL MIDCAP EQUAL WEIGHT ETF                       --
RYDEX RUSSELL BRIC EQUAL WEIGHT ETF                         --
RYDEX RUSSELL GREATER CHINA LARGE CAP EQUAL WEIGHT ETF      --
RYDEX MSCI EAFE EQUAL WEIGHT ETF                            --
RYDEX MSCI EMERGING MARKETS EQUAL WEIGHT ETF                --
RYDEX MSCI ACWI EQUAL WEIGHT ETF                            --

                           ADDITIONS ARE NOTED IN BOLD